EXHIBIT 99.1

YA GLOBAL INVESTMENTS, L.P.

1012 Springfield Avenue

Mountainside, NJ 07092

September 12, 2016

VIA FEDEX & FAX (609) 498-7029

WESTPORT ENERGY HOLDINGS, INC.

100 Overlook Center, 2nd Floor

Princeton, NJ 08540

Attention: Chief Executive Officer

-and-

WESTPORT ENERGY ACQUISITION INC.

100 Overlook Center, 2nd Floor

Princeton, NJ 08540

Attention: President

-and-

WESTPORT ENERGY LLC

100 Overlook Center, 2nd Floor

Princeton, NJ 08540

Attention: Manager

(collectively, the “Westport Entities”)

RE: NOTICE OF DEFAULT/SENIOR SECURED CONVERTIBLE DEBENTURE

Gentlemen:

This will serve as notice to the Westport Entities that all principal, accrued interest and other amounts due and owing pursuant to the senior secured convertible debentures identified in Schedule A hereto (the “YA Global Debentures”) have not been paid as of the required payment dates thereunder (the “Accelerated Amounts”) and, accordingly, such non-payments constitute “Events of Default” under Section 2 (a) (i) of the YA Global Debentures. In addition, we have received notice from Queensbury Inc. (“Queensbury”) and Mountainville Ltd. (“Mountainville”) that the Westport Entities are also in default under their respective debentures with Queensbury and Mountainville and those debentures have now been declared due and payable, which constitutes a further “Event of Default” under Section 2 (a) (iii) of the YA Global Debentures.

Accordingly, YA Global Investments, L.P. hereby demands that the Westport Entities make payment of all Accelerated Amounts no later than September 15, 2016. If payment of all Accelerated Amounts is not received by us by such date, we intend to foreclose our security interests and liens pursuant to the terms of the “Security Documents” in connection with the YA Global Debentures and all other related documents. If you are unable to pay the Accelerated Amounts by such date, we propose that Westport Energy Holdings Inc. convey and relinquish to our nominee, Coos Bay Energy LLC, in consideration for the full satisfaction of your obligations under the YA Global Debentures, ownership of all outstanding shares of its subsidiary, Westport Energy Acquisition Inc., which shares were pledged as collateral to secure your obligations under the YA Global Debentures, the Queensbury debenture and the Mountainville debenture.

Very truly yours,

YA GLOBAL INVESTMENTS, L.P.

By: Yorkville Advisors LLC

Its: Portfolio Manger

By:	/s/ Mark Angelo
Name:	Mark Angelo
Title:	Managing Member & General Partner

Cc:	Queensbury Inc.
Mountainville Ltd.

SCHEDULE A

YA GLOBAL DEBENTURES

Debenture Holder	Debtor	Issuance Date	Interest Rate	Original Principal Amount	Outstanding Principal Amount
YA Global Investments	Westport Energy Holdings, Inc.	10/12/2005	5.00%	$1,475,000	$592,360
YA Global Investments	Westport Energy Holdings, Inc.	2/8/2006	5.00%	$3,050,369	$920,666
YA Global Investments	Westport Energy Holdings, Inc.	6/26/2007	12.00%	$570,000	$570,000
YA Global Investments	Westport Energy Holdings, Inc.	6/30/2009	12.00%	$4,000,000	$3,249,501
YA Global Investments	Westport Energy Holdings, Inc.	8/17/2010	9.00%	$27,640,712	$25,218,540
YA Global Investments	Westport Energy Holdings, Inc.	8/17/2010	9.00%	$177,054	$177,054
YA Global Investments	Westport Energy Holdings, Inc.	8/25/2011	9.00%	$120,000	$120,000
YA Global Investments	Westport Energy Holdings, Inc.	12/6/2011	9.00%	$910,000	$910,000
YA Global Investments	Westport Energy Holdings, Inc.	12/6/2011	9.00%	$172,411	$172,411
YA Global Investments	Westport Energy Holdings, Inc.	5/31/2012	9.00%	$200,000	$200,000
YA Global Investments	Westport Energy Holdings, Inc.	8/13/2012	9.00%	$25,000	$25,000
YA Global Investments	Westport Energy Holdings, Inc.	8/29/2012	9.00%	$25,000	$25,000
YA Global Investments	Westport Energy Holdings, Inc.	9/7/2012	9.00%	$50,000	$50,000
YA Global Investments	Westport Energy Holdings, Inc.	10/2/2012	9.00%	$50,000	$50,000
YA Global Investments	Westport Energy Holdings, Inc.	11/6/2012	9.00%	$75,000	$75,000
YA Global Investments	Westport Energy Holdings, Inc.	12/1/2012	9.00%	$100,000	$100,000
YA Global Investments	Westport Energy Holdings, Inc.	1/15/2013	9.00%	$50,000	$50,000
YA Global Investments	Westport Energy Holdings, Inc.	2/12/2013	9.00%	$50,000	$50,000
YA Global Investments	Westport Energy Holdings, Inc.	3/21/2013	9.00%	$50,000	$50,000
YA Global Investments	Westport Energy Holdings, Inc.	5/14/2013	9.00%	$25,000	$25,000
YA Global Investments	Westport Energy Holdings, Inc.	6/1/2013	9.00%	$200,000	$200,000
YA Global Investments	Westport Energy Holdings, Inc.	6/14/2013	9.00%	$25,000	$25,000
YA Global Investments	Westport Energy Holdings, Inc.	7/12/2013	9.00%	$25,000	$25,000
YA Global Investments	Westport Energy Holdings, Inc.	2/5/2014	12.00%	$540,000	$540,000
YA Global Investments	Westport Energy Holdings, Inc.	1/28/2015	9.00%	$150,000	$150,000
				$39,755,546	$33,570,532